Supplement dated July 2, 2025
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Growth Strategies Fund	8/1/2024
On June 26, 2025, the Fund's Board of Trustees approved the termination of Los Angeles Capital Management LLC (Los Angeles Capital) as a subadviser to the Fund, with a final date of management on or about July 18, 2025. Accordingly, as of July 18, 2025, all references to Los Angeles Capital are hereby removed from the Fund's Prospectus and Summary Prospectus.
Effective July 21, 2025 (the Effective Date), Columbia Management Investment Advisers, LLC will begin managing a sleeve of the Fund. Accordingly, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus:

The third paragraph under Summary of the Fund - Principal Investment Strategies in the Fund's Prospectus and the third paragraph under Principal Investment Strategies in the Fund's Summary Prospectus are hereby deleted and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other portions of the Fund’s assets independently of each other and Columbia Management. The Fund’s subadvisers are J.P. Morgan Investment Management Inc. (JPMIM) and Loomis, Sayles & Company, L.P. (Loomis Sayles).
In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.
On the Effective Date, the following information is added under Summary of the Fund - Fund Management - Investment Manager in the Fund's Prospectus and under Fund Management - Investment Manager in the Fund's Summary Prospectus:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Jason Hans, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2025
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2025
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2025
On the Effective Date, the third paragraph under the heading More Information About the Fund - Principal Investment Strategies in the Fund's Prospectus is hereby deleted and replaced with the following:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other portions of the Fund’s assets independently of each other and Columbia Management. The Fund’s subadvisers are J.P. Morgan Investment Management Inc. (JPMIM) and Loomis, Sayles & Company, L.P. (Loomis Sayles). The Investment Manager may change the target allocations of the sleeves among the Investment Manager and the subadvisers from time to time and actual allocations of the sleeves may vary from the targeted allocations due to market conditions and investment results. The Investment Manager monitors the variation between the actual allocations and the targeted allocations and rebalances the allocation periodically. Each subadviser and Columbia Management each make investment decisions for their respective portions of the Fund’s assets independently of one another.
In pursuit of the Fund’s objective, the portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.
On the Effective Date, the disclosure under the subheading Columbia Management Sleeve under the heading More Information About the Fund - Principal Investment Strategies in the Fund's Prospectus is hereby deleted and replaced with the following:
Columbia Management — Integrated Large Cap Growth Sleeve
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) employs quantitative and fundamental analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager also integrates environmental, social, and governance (ESG) considerations into its investment process. The ESG factors that may be considered as part of the Investment Manager's overall assessment of the risks and opportunities presented by an investment vary by issuer, depending in part on the availability and reliability of relevant information, and may include risks to the issuer's business arising out of its environmental and social impacts and its corporate governance practices, to the extent ESG factors are anticipated to have a financial impact on an investment under consideration or held in the Fund.
SUP117_03_012_(07/25)

Columbia Management – Supplemental Sleeve
Columbia Management is responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares, as well as managing its sleeve assets. While Columbia Management typically invests cash inflows within this sleeve in U.S. government securities, high-quality, short-term debt instruments (including investments in affiliated or unaffiliated money market funds), and ETFs, Columbia Management manages other instruments and assets in its sleeve. Columbia Management may also use instruments and assets in its sleeve to manage the Fund’s overall risk exposure as well as for investment purposes.
On the Effective Date, the disclosure under the subheading The Los Angeles Capital - Subadviser Sleeve under the heading More Information About the Fund - Principal Investment Strategies in the Fund's Prospectus is hereby deleted.
On the Effective Date, the following information is added under the subsection Portfolio Managers in the More Information About the Fund - Primary Service Provider Contracts section of the Fund's Prospectus:
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Jason Hans, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2025
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2025
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	July 2025
Mr. Hans joined the Investment Manager in December 2021. He previously served as a Director and Portfolio Manager at BMO Asset Management Corp., which he joined in 2008. Mr. Hans began his investment career in 1998 and earned a B.S. from Miami University and an M.B.A. from the University of Notre Dame.
Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Shareholders should retain this Supplement for future reference.

SUP117_03_012_(07/25)